NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

Issue Date: __________, 2012                                                                                                                    $_________________

CONVERTIBLE PROMISSORY NOTE
DUE FEBRUARY 19, 2013

THIS CONVERTIBLE PROMISSORY NOTE is one of a series of duly authorized and validly issued Convertible Promissory Notes of The Green Polkadot Box, Inc.., a Utah corporation, (the “Company”), having its principal place of business at 629 E. Quality Dr., Suite 103, American Fork, UT 84003, designated as its Convertible Promissory Note due February 19, 2013 (this note, the “Note” and, collectively with the other notes issued in the Offering, the “Notes”).

FOR VALUE RECEIVED, the Company promises to pay to ________________________ or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of $_______________ on ___________, 2013 (the “Maturity Date”) or such earlier date as this Note is required or permitted to be repaid as provided hereunder, and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is subject to the following additional provisions:

Section 1.                      Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note, (a) capitalized terms not otherwise defined herein shall have the meanings set forth herein and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (a) the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof, (b) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts or (g) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Common Stock” shall mean the Company’s common stock, no par value.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Issue Date” means the date of the first issuance of the Note set forth on the cover page of this Note, regardless of any transfers of the Note and regardless of the number of instruments which may be issued to evidence such Note.

“Offering” means that certain offering of the Company of up to $500,000 in aggregate principal of Notes.

     “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“PIPE Offering” means the first sale of the Public Company’s equity securities after the closing date of a Reverse Merger Transaction in a private placement of the Public Company’s equity securities in conjunction with a Reverse Merger Transaction.

“PIPE Securities” means the equity securities issued and sold by the Public Company in a PIPE Offering.

“Public Company” means an entity that is required, or whose parent is a corporation that is required, to file reports pursuant to Section 13 or 15(d) under the Exchange Act.

“Reverse Merger Transaction” means a transaction in which the Company directly or indirectly (a) merges or consolidates with, or in one or a series of related transactions, sells all or substantially all of its assets to, a Public Company, that is required to be accounted for by the Public Company as a “reverse acquisition” under U.S. generally accepted accounting principles; or (b) is sold or otherwise acquired by a Public Company in a share exchange or other transaction or business combination other than a merger or consolidation.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

Section 2.                      Interest.

a) Payment of Interest. Interest on the aggregate unconverted and then outstanding principal amount of this Note shall, subject to the following paragraph, accrue and be payable at 12% per annum. Except as otherwise set forth herein, interest shall be payable on the Maturity Date.

b) Interest Calculations. Interest shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, and shall accrue daily commencing on the Issue Date until payment in full of the outstanding principal, together with all accrued and unpaid interest, and other amounts which may become due hereunder, has been made. Interest shall cease to accrue with respect to any principal amount converted.  Interest hereunder will be paid to the Person in whose name this Note is registered on the records of the Company regarding registration and transfers of this Note (the “Note Register”).

Section 3.                      Registration of Transfers and Exchanges.

a) Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder surrendering the same.  No service charge will be payable for such registration of transfer or exchange.

b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth herein and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.                      Mandatory Exchange.

a)           Upon the first closing of a PIPE Offering, all of the outstanding principal balance of this Note shall be automatically exchanged into that number of PIPE Securities equal to the quotient obtained by dividing: (i) the outstanding principal balance of this Note, by (ii) a price per PIPE Security equal to 90% of the price at which the PIPE Securities are sold in the PIPE Offering (the “Exchange Price”).  Such exchange shall be deemed to have been effected on the first closing date of the PIPE Offering, with the same rights and preferences, if any, as all other equity securities sold in the PIPE Offering, except that any warrants issued in the PIPE Offering shall be exercisable at a price equal to 90% of the Exchange Price.  The Holder shall be entitled and required to enter into any agreements (including without limitation any subscription agreement and lockup agreement and whether conferring registration rights, rights of first refusal, or other rights or obligations) that the purchasers in a PIPE Offering enter into in connection with the PIPE Offering. In the case of such exchange, all accrued interest on the exchanged portion of this Note shall be paid in cash on the first closing date of the PIPE Offering.

b)           No fractional PIPE Securities shall be issued upon the exchange of this Note.  As to any fraction of a PIPE Security which the Holder would otherwise be entitled to exchange, the Company round up to the next whole PIPE Security.

c)           On the exchange of this Note and the issuance of PIPE Securities to the Holder, this Note shall be considered fully discharged and paid-in-full, whether or not the Holder surrenders this Note to the Company or the Public Company for cancellation.

Section 5.                      Events of Default.

a)        “Event of Default” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           a default in the payment of the principal amount of this Note or any accrued interest on this Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise) which default is not cured within five Business Days following such due date;

ii.           the Company shall fail to observe or perform any other covenant or agreement contained in this Note which failure is not cured, if possible to cure, within twenty Business Days after notice of such failure sent by the Holder or by any other Holder to the Company;

iii.           the Company shall be subject to a Bankruptcy Event; or

b)           Remedies Upon Event of Default. Upon the occurrence  of an Event of Default  referred to in Section 5(a)(i) and (ii), the  Holder, by ten Business Days’ notice in writing  given to the Company (during which time, the Company may cure such Event of Default),  may declare the entire  principal  amount then  outstanding of, and accrued interest on, this Note to be due and payable  immediately,  and upon any such declaration the same shall become and be due and payable immediately, without presentation, demand,  protest,  or other  formalities of any kind, all of which are expressly waived by the Borrower. Upon the  occurrence of an Event of Default referred to in Section 9(a)(iii), the principal  amount then  outstanding of, and the accrued interest on, this Note shall  automatically  become  immediately due and payable without  presentment, demand,  protest, or other formalities of any kind, all of which are hereby  expressly waived by the Borrower.

Section 6.                      Miscellaneous.

  a)  Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth above, or such other facsimile number or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 6(a).  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of the Holder appearing on the books of the Company, or if no such facsimile number or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Subscription Agreement.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (New York City time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.  This Note ranks pari passu with all other Notes now or hereafter issued under the terms set forth herein.

   c) Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, reasonably satisfactory to the Company.

d) Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of this Note (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”).  Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

e) Waiver and Amendments.  Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note.  The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion.  Any waiver by the Company or the Holder must be in writing. This Note may be modified or amended or the provisions hereof waived with the written consent of the Company and Holders of a majority in principal amount of the then outstanding Notes.

f) Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

[Intentionally Blank]

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

THE GREEN POLKADOT BOX, INC.

By:
Name:
Title:
Facsimile No. for delivery of Notices: __________